SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) is September 17, 2004

YP CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-24217	85-0206668
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

4940 E. Jasmine Street, Suite 105, Mesa, Arizona	85205
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (480) 654-9646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

The Registrant desires to clarify disclosure made in its most recent Quarterly Report on Form 10-QSB for the Registrant’s third fiscal quarter ended June 30, 2004 filed with the Securities and Exchange Commission on August 19, 2004 (“Third Quarter 10-Q”). The “Recent Developments” section of the Management’s Discussion and Analysis portion of the Third Quarter 10-Q included the following sentence on page 27:

“American Business Funding Corp. is not and has never been affiliated with or related to the Company. Neither YP Corp., nor any of its other officers, directors, employees or stockholders were named in the indictment or are in any way involved with American Business Funding Corp.”

Morris & Miller, Ltd., one of the Registrant’s significant stockholders, entered into a transaction with American Business Funding Corp. (“ABF”), a factoring company that as a business practice sold receivables it had acquired from third-party companies it was factoring. In October 1999, Morris & Miller was one of many individuals and companies that entered into agreements to acquire these receivables. Under these agreements ABF would continue to manage the receivables for a fee. Morris and Miller, Ltd. had committed $250,000 to purchase receivables from ABF in October 1999 and became one of many creditors when ABF filed for bankruptcy. New Horizon Capital, LLC is the successor in interest to ABF and is still in business today. Greg Crane, the Registrant’s former director and Executive Vice President, in keeping with his role at that time as a liaison to Morris & Miller, facilitated the transaction between Morris & Miller and ABF. This transaction and the identity of Morris & Miller are one of many transactions referenced in the federal indictment, pursuant to which the Registrants’ former Chief Executive Officer and Chairman and his assistant were indicted by a federal grand jury, along with other members of ABF’s former management, in connection with matters related solely to ABF.

The indictment has been publicly available since May 2004. Moreover, Morris & Miller’s involvement with ABF has been a matter of public record since 2002 as a result of litigation initiated in federal court involving both Morris & Miller and ABF and its successors.

The purpose of the Registrant’s disclosure in its Third Quarter 10-Q and this Form 8-K is to clarify that (i) the indictment of the Registrant’s former Chief Executive Officer and Chairman related exclusively to his involvement with a former business that was unrelated to the Registrant; (ii) the indictment was not related to his position with the Registrant; (iii) other than the Registrant’s former Chairman and Chief Executive Officer and his assistant, no other officer, director or stockholder of the Registrant was indicted in connection with the ABF matter; and (iv) despite the transaction described above, to the Registrant’s knowledge, it does not believe that any of its officers, directors, or stockholders other than its former Chief Executive Officer and Chairman were involved in any of the day-to-day operations of ABF.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2004	YP CORP.

/s/ Peter J. Bergmann
Peter J. Bergmann, Chairman and Chief
Executive Officer

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